Intangible Assets and Goodwill - Estimated Amortization Expense of Intangible Assets (Detail) - USD ($) $ in Thousands	Mar. 31, 2017	Dec. 30, 2016	Dec. 25, 2015
Finite-Lived Intangible Assets, Net, Amortization Expense, Fiscal Year Maturity [Abstract]
2017		$ 7,211
2018		7,211
2019		4,727
2020		4,727
2021		4,727
Thereafter		3,543
Carrying amount	$ 30,351	$ 32,146	$ 31,131